Exhibit 99.1

MasTec Announces Pricing of $650,000,000 of Senior Notes

CORAL GABLES, Fla., August 6, 2026 /PRNewswire/ — MasTec, Inc. (NYSE: MTZ) (“MasTec”) today announced the pricing of its public offering of $650,000,000 aggregate principal amount of senior notes due 2036. The notes will pay interest semi-annually at a rate of 5.850% and will mature on September 30, 2036. The notes were priced at 99.656%.

The notes will be MasTec’s senior unsecured obligations and will rank equal in right of payment with all existing and future senior unsecured indebtedness of MasTec, and senior in right of payment to any future subordinated indebtedness of MasTec. The notes will be effectively subordinated to all secured indebtedness of MasTec, to the extent of the value of the assets securing such indebtedness. The notes will be structurally subordinated to all of the liabilities of the subsidiaries of MasTec, including trade payables.

MasTec intends to use the net proceeds from the offering to repay some or all of its $600 million term loan under its term loan agreement that matures on June 26, 2028 and to pay related fees and expenses. MasTec intends to use any remaining net proceeds thereafter for general corporate purposes, which may include the repayment of existing indebtedness, including borrowings under MasTec’s senior unsecured credit facility.

MasTec expects to close the notes offering on August 17, 2026, subject to the satisfaction of customary closing conditions.

PNC Capital Markets LLC, Truist Securities, Inc., Wells Fargo Securities, LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC are acting as joint book-running managers for the notes offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the senior notes, nor shall there be any sale of the senior notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. A shelf registration statement relating to the notes was filed with the Securities and Exchange Commission and is effective. A written prospectus and accompanying base prospectus for this offering describing the terms of the offering and meeting the requirements of Section 10 of the Securities Act of 1933 (other than a free writing prospectus as defined in Securities Act Rule 405) will be filed with the Securities and Exchange Commission and when available may be obtained for free by visiting EDGAR on the SEC website at www.sec.gov or by contacting PNC Capital Markets LLC, 300 Fifth Avenue, 10th Floor Pittsburgh, Pennsylvania 15222, Attention: Investment Operations Securities Settlement, by calling 1 (855) 881-0697 (toll-free), or by emailing pnccmprospectus@pnc.com; Truist Securities, Inc., 740 Battery Avenue SE, 3rd Fl, Atlanta, GA 30339, Attention: Prospectus Dept, by calling (800) 685-4786 (toll-free); Wells Fargo Securities, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attention: WFS Customer Service, by emailing wfscustomerservice@wellsfargo.com or by calling 1 (800) 645-3751 (toll-free); BofA Securities, Inc., 201 North Tryon Street, NC1-022-02-25, Charlotte NC 28255-0001, Attention: Prospectus Department, by calling 1 (800) 294-1322 (toll-free), or by emailing dg.prospectus_requests@bofa.com; and J.P. Morgan Securities LLC, 270 Park Ave, New York, New York 10017, Attention: Investment Grade Syndicate Desk, by calling (212) 834-4533 (collect).

About MasTec

MasTec, Inc. is a leading North American infrastructure engineering and construction company focused primarily on engineering, building, installation, maintenance and upgrade of communications, energy and utility and other infrastructure, such as: wireless, wireline/fiber; power delivery infrastructure, including transmission, distribution, grid hardening and modernization, environmental planning and compliance; power generation infrastructure, primarily from clean energy and renewable sources; pipeline infrastructure, including for natural gas, water and carbon capture sequestration pipelines and pipeline integrity services; heavy civil and industrial infrastructure, including the construction and maintenance of buildings, roads, bridges, rail, water/sewer systems and other civil infrastructure, including data center infrastructure; and environmental remediation services. MasTec’s customers are primarily in these industries.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements include, but are not limited to, statements relating to the terms, timing and completion of the offering of notes by MasTec, including the anticipated use of proceeds therefrom, expectations regarding the future financial and operational performance of MasTec; expectations regarding MasTec’s business or financial outlook; expectations regarding MasTec’s plans, strategies and opportunities; expectations regarding opportunities, technological developments, competitive positioning, future economic conditions and other trends in particular markets or industries; the impact of inflation on MasTec’s costs and the ability to recover increased costs, as well as other statements reflecting expectations, intentions, assumptions or beliefs about future events and other statements that do not relate strictly to historical or current facts. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors in addition to those mentioned above, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Other factors that might cause such a difference include, but are not limited to: our ability to manage projects effectively and in accordance with our estimates, as well as our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects and estimates of the recoverability of change orders; market conditions, including rising or elevated levels of inflation or interest rates, regulatory or policy changes, including permitting processes, tax incentives and government funding programs that affect us or our customers’ industries, access to capital, material and labor costs, supply chain issues and technological developments, all of which may affect demand for our services; changes to governmental programs and spending policies, changes to the amounts provided for under the Infrastructure Investment and Jobs Act and/or Inflation Reduction Act, including the potential for reduced support for renewable energy projects, such as a result of the One Big Beautiful Bill Act, changes in U.S. or foreign tax laws, statutes, rules, regulations or ordinances; tariff and trade actions, including retaliatory trade actions, by the United States and/or other countries on U.S. exports or bans by foreign countries on certain of their exports; project delays due to permitting processes, compliance with environmental and other regulatory requirements and challenges to the granting of project permits, which could cause increased costs and delayed or reduced revenue; the effect on demand for our services of changes in the amount of capital expenditures by our customers due to, among other things, economic conditions, including potential economic downturns, inflationary issues, tariff effects, the availability and cost of financing, supply chain disruptions, climate-related matters, customer consolidation in the industries we serve and/or the effects of public health matters; activity in the industries we serve and the impact on the expenditure levels of our customers of, among other items, fluctuations in commodity prices, including for fuel and energy sources, fluctuations in the cost of materials, labor, supplies or equipment, and/or supply-related issues that affect availability or cause delays for such items; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; risks related to completed or potential acquisitions, including our ability to integrate acquired businesses within expected timeframes, including their business operations, internal controls and/or systems, which may be found to have material weaknesses, and our ability to achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected, as well as the risk of potential asset impairment charges and write-downs of goodwill; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, our ability to enforce any noncompetition agreements, and our ability to maintain a workforce based upon current and anticipated workloads; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; the adequacy of our insurance, legal and other reserves; adverse climate and weather events, such as the risk of wildfires, that increase operational and legal risks in certain locations where we perform services, could increase the potential liability and related costs associated with such operations; the highly competitive nature of our industry and the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice under our contracts, and/or customer disputes related to our performance of services and the resolution of unapproved change orders; the effect of regulatory initiatives, including risks related to, and the costs of compliance with, existing and potential future sustainability requirements, including with respect to climate-related matters; the timing and extent of fluctuations in operational, geographic and weather factors, including from climate-related events, that affect our customers, projects and the industries in which we operate; requirements of and restrictions imposed by our credit facility, term loans, senior notes and any future loans or securities; systems and information technology interruptions and/or data security breaches that could adversely affect our ability to operate, our operating results, our data security or our reputation, or other cybersecurity-related matters; our dependence on a limited number of customers and our ability to replace non-recurring projects with new projects; risks associated with potential environmental issues and other hazards from our operations; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion, and the risk of being required to pay our subcontractors even if our customers do not pay us; risks related to our strategic arrangements, including our equity investments; risks associated with volatility of our stock price or any dilution or stock price volatility that shareholders may experience, including as a result of shares we may issue as purchase consideration in connection with acquisitions, or as a result of other stock issuances; our ability to obtain performance and surety bonds; risks associated with operating in or expanding into additional international markets, including risks from increased tariffs, fluctuations in foreign currencies, foreign labor and general business conditions and risks from failure to comply with laws applicable to our foreign activities and/or governmental policy uncertainty; risks related to our operations that employ a unionized workforce, including labor availability, productivity and relations, as well as risks associated with multiemployer union pension plans, including underfunding and withdrawal liabilities; risks associated with our internal controls over financial reporting; risks related to a small number of our existing shareholders having the ability to influence major corporate decisions; as well as other risks detailed in our filings with the Securities and Exchange Commission.

We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, our actual results may differ significantly from the results that we express in, or imply by, any of our forward-looking statements. These and other risks are detailed in our filings with the Securities and Exchange Commission. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this press release to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.